Exhibit 10.59

***CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION***

In Madrid, on the 29th day of November, 2007

APPEARING PARTIES

(1)	SUNPOWER ENERGY SYSTEMS SPAIN, S.L. (hereinafter, the “Contractor”), with a registered office in Madrid, at calle Pradillo nº 5.

(2)	NATURENER SOLAR TINAJEROS, S.L.U. (hereinafter, the “Owner”), with a registered office at calle Núñez de Balboa, 120, 7º, 28006, Madrid and having Tax Identification Code (CIF) number B-85128781.

Hereinafter, the companies mentioned in paragraphs (1) and (2) above, will be jointly referred to as the “Parties”.

RECITALS

I.
That on November 6, 2007, Contractor and Owner entered into a turnkey construction contract for the construction of a solar park in Albacete, consisting of one hundred (100) Solar Facilities of 100kW each, which was amended by virtue of another agreement entered into among others, by the Contractor and Owner on November 21, 2007 (hereinafter, jointly, the “Construction Contract”).

II.	That the Construction Contract included:

(i)
The Owner’s undertaking to provide Contractor with a copy of all the licences and authorizations referred to in Section 3(2)(i) of the Construction Contract, so that Contractor shall confirm the amendments to the Scope of Work and/or to the Contract Price that may arise from the terms of said licenses and authorizations;

(ii)
A reference stating that the prices of the perimeter fences and the monitoring system (Scada) of the tracker hubs were not included in the Contract Price and therefore, the inclusion thereof in the Scope of Work shall be conditioned upon Contractor’s delivery to Owner of an offer to perform such works and the issuance of a Change Order agreeing to a new Contract Price including such items.

III.
That Owner has provided Contractor with the documentation established in paragraph (i) of Recital II above, and that the Parties have reached an agreement on the price of the perimeter fences and the monitoring system (Scada) of the tracker hubs.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***	1

IV.
That in order to formalize the agreement reached by the Parties on the issues mentioned in Recitals II and III above, the Parties have decided to enter into this Contract which shall be ruled by the following

CLAUSES

1.	DEFINED TERMS

All the capitalized terms which are not herein expressly defined, shall have the same meaning set forth in the Construction Contract.

2.	AMENDMENTS AND ADDENDA TO THE CONSTRUCTION CONTRACT

(1)
Authorizations and licenses: Contractor hereby acknowledges to have received from Owner all the authorizations and licenses referred to in Section 3(2)(i) of the Construction Contract, and in particular the following:

-
Resolution of the General Directorate of Industry and Energy (Dirección General de Industria y Energía) of the Castilla-La Mancha Region Board dated April 24, 2006 by virtue of which the facilities 1 and 100 of the project are included in the special regime (REPE) producing facilities, as well as the previous registration with the Registry of electric energy production facilities included in the special regime (Registro de Instalaciones de Producción de Energía Eléctrica acogidas al Régimen Especial, “RAIPRE”).

-
Resolution of the General Directorate of Industry and Energy (Dirección General de Industria y Energía) of the Castilla-La Mancha Region Board dated February 7, 2007 about administrative authorization and approval of the execution project.

-
Resolution of the General Directorate of Industry and Energy (Dirección General de Industria y Energía) of the Castilla-La Mancha Region Board dated October 17, 2007 authorizing the transfer of the plant’s ownership from   Naturener, S.A. to Naturener Solar Tinajeros, S.A.

-	Letter from Iberdrola to Naturener, S.A. dated March 13, 2007 in relation with the connection point.

-	Agreement entered into between Naturener, S.A. and Iberdrola Distribución Eléctrica, S.A.U. in accordance with the generated energy evacuation, dated September 5, 2007.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***	2

-
Agreement dated June 22, 2007 in relation with the reinforcement of the evacuation capacity in the Albacete region’s electric subsystem (connection in ST. Romica) entered into among several electric energy’s generator included in the special regime and Iberdrola Distribución Eléctrica, S.A.U.

-	Letter sent by Naturener, S.A. and Naturener Solar Tinajeros, S.A. to Iberdrola Distribución Eléctrica, S.A.U. in relation with the assignment of the connection point, dated November 13, 2007.

-
Registration of Naturener Solar Tinajeros, S.A. in the Registry of dangerous wastes’ small producers of Castilla-La Mancha (Registro de pequeños productores de residuos peligrosos de  Castilla-La Mancha) (fecha indeterminada).

-	Local works licence and planning qualification for the implementation of the project granted by the City Council of Albacete on Novemeber 21, 2007.

-	Resolution of the General Directorate of Patrimony of the the Castilla-La Mancha Region Board, dated January 26, 2007.

-	Resolution of the City Council of Albacete dated August 31, 2007 providing Naturener, S.A. with the spill dispensation.

-
Resolution of the Regional Authority of Environment and Rural Development (Delegación Provincial de Medio Ambiente y Desarrollo Rural) of Albacete dated October 24, 2007 by means of which it is stated that the project’ s environmental impact does not need to be evaluated.

-
Technical report issued by the Environmental Evaluation Office of the Regional Environment and Rural Development Ministry (Servicio de Evaluación Ambiental de la Consejería de Medio Ambiente y Desarrollo Rural) dated Novemeber 20, 2007 in relation with the additional documentation about the project submitted by Naturener, S.A.

Contractor hereby declares its agreement with the content of the abovementioned documentation, and therefore undertakes to carry out the Work in accordance with the conditions and requirements set forth in the aforementioned documents (including in particular, but not limited to, the environmental conditions established such as the prohibition of the entry of vehicles in certain places of the Site, and the restrictions in relation with the protection of the natural resources in the area),  which, as a consequence, are included as a part of the Construction Contract.

Notwithstanding the above, the Parties have agreed to exclude from the Scope of the Works the reforestation tasks, which implies a decrease of *** in the Contract Price. Contractor declares that the content of the documentation mentioned in this paragraph, does not demand the execution of any additional amendment to the Contract Price. However, Contractor will in no case be liable for the delays that may arise from the reforestation tasks (including but not limited to the delays incurred due to the delay in obtaining the permits and authorizations)

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***	3

(2)
Perimeter fences and monitoring system: The Parties undertake to increase the Contract Price in ***, which include the price requested by Contractor in order to carry out the perimeter fences (***) and the monitoring system (Scada) of the tracker hubs (***).

(3)	As a consequence of the above, the Parties agree to amend the following terms of the Construction Contract:

(i)
References made in Section 4.1(1) of the Construction Contract to the Contract Price, shall be understood to be replaced by ***, being the Contract Price consequently amended for all effects set forth under the Construction Contract.

(ii)	The amount established in Section 4.2(i) of the Construction Contract, shall be understood to be replaced by ***.

(iii)	The amount established in Section 4.2(ii) of the Construction Contract, shall be understood to be replaced by ***.

For purposes of clarification, Contractor acknowledges that the inclusion of the perimeter fences and the monitoring system in the Scope of Works does not imply a different amendment to the one mentioned above (and, particularly it does not imply a modification in the time terms established in the Construction Contract).

(4)
Lastly, the Parties declares that they incurred in a mistake defining the Guarantee Period and the Production Guarantee Period in the Construction Contract, as a consequence, they agree on replacing them by the following definitions:

Guarantee Period: means the period between the execution of the first Solar Facility’s Provisional Acceptance Certificate until *** (***) years following the execution of the Solar Park’s Provisional Acceptance Certificate.

Production Guarantee Period: means the period between Start-up of the Solar Park until *** following said Start-up.

3.	VALIDITY OF THE CONSTRUCTION CONTRACT

The Construction Contract is fully enforceable for those parts which have not been expressly amended by virtue of this Contract.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***	4

4.	LAW AND JURISDICTION

(1)
This Contract and all issues that may arise between the Parties in relation hereto or in connection herewith shall be exclusively governed by generally applicable Spanish legislation (Ley española común), to which Contractor and Owner expressly submit.

(2)
The Parties agree that any litigation, dispute, issue or claim resulting from the performance or interpretation of this Contract, or directly or indirectly related hereto, shall be definitively resolved by arbitration at law before the Civil and Commercial Court of Arbitration (Corte Civil y Mercantil de Arbitraje) (CIMA) of Madrid in accordance with the Procedural Regulations (Reglamento de Procedimiento) thereof.

(3)
The Arbitral Tribunal shall be composed of three (3) arbitrators appointed from CIMA’s list of arbitrators: one by Contractor and the other by Owner, and the two arbitrators so appointed shall appoint the third one, who shall act as chairman of the arbitral tribunal. Should the two first arbitrators fail to reach an agreement on the appointment of the third arbitrator within ten (10) Business Days following the date of acceptance of office by the second arbitrator, such arbitrator shall be appointed by CIMA.

(4)	The arbitration shall be conducted, and the award shall be rendered, in Madrid (Spain) and in the Spanish language.

(5)	The Parties therefore expressly waive any other jurisdiction to which they may be entitled under Law, and commit to abide by and submit to the arbitration award that may be rendered.

(6)
The Parties expressly waive any other jurisdiction that may apply and submit to the jurisdiction of the Courts and Tribunals of the city of Madrid for any litigation, dispute or claim that by mandate of law may not be resolved by, or submitted to, the arbitration provided under this Clause or, if applicable, for the formalization of the arbitration or the enforcement of the arbitral award.

In witness whereof, the Parties execute this Contract in the place and on the date first set forth above.

____________________________	__________________________
NATURENER SOLAR TINAJEROS, S.L.	SUNPOWER ENERGY SYSTEMS SPAIN, S.L.
Signed: Mr. Rafael Sánchez-Castillo Lodares	Signed: Mr. Marco Antonio Northland
Mr. Juan Francisco Quiroga Fernández-Ladreda

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***	5